                                   COCENSYS, INC.

                           SERIES D CONVERTIBLE PREFERRED
                              STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made as of October 13, 1997, by and between COCENSYS, INC., a Delaware corporation (the "Company"), and WARNER-LAMBERT COMPANY, a Delaware corporation ("Purchaser").

     1.   PURCHASE AND SALE

          Subject to the terms and conditions hereof, and in reliance upon the representations, warranties and agreements contained herein, the Company hereby agrees to issue and sell to Purchaser, and Purchaser hereby agrees to purchase from the Company, the aggregate number of shares of the Company's Series D Convertible Preferred Stock (the "Preferred Stock") set forth in Subsections 1.1 and 1.4 hereof (the "Shares"). The terms of the Preferred Stock are set forth in the Certificate of Designation annexed hereto as Exhibit A (the "Certificate of Designation").

          1.1 INITIAL SHARES. On the First Closing Date (as defined below), the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company for $1,000,000 (the "Initial Purchase Price"), 14,286 shares of Preferred Stock (the "Initial Shares").

          1.2 FIRST CLOSING DATE. The closing of the sale and purchase of the Initial Shares (the "First Closing") shall take place on October 14, 1997 (the "First Closing Date").

          1.3 DELIVERY. At the First Closing, the Company will deliver to Purchaser a certificate or certificates, in such denominations and registered in such names as Purchaser may designate by notice to the Company, representing the Initial Shares to be purchased by Purchaser from the Company, dated the First Closing Date, against payment of the Initial Purchase Price by wire transfer, a check made payable to the order of the Company, or any combination thereof.

          1.4  ADDITIONAL SHARES.

               (a) On the Second Closing Date (as defined below), the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company for $6,000,000 (the "Additional Purchase Price"), 85,714 shares of Preferred Stock (the "Additional Shares").

          1.5 SECOND CLOSING DATE. The closing of the sale and purchase of the Additional Shares (the "Second Closing") shall take place on January 9, 1998 (the "Second Closing Date").

          1.6 DELIVERY. At the Second Closing, the Company will deliver to Purchaser a certificate or certificates, in such denominations and registered in such name as Purchaser may designate by notice to the Company, representing the Additional Shares to be purchased by Purchaser from the Company, dated the Second Closing Date, against payment of the Additional

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Purchase Price by wire transfer, a check made payable to the order of the
Company, or any combination of the above.

     2.   REGISTRATION RIGHTS.

          The Company hereby grants to Purchaser the registration rights set forth in this Section 2, with respect to the Registrable Securities (as hereinafter defined) owned by Purchaser.

          2.1  DEFINITIONS.  As used in this Section 2:

               (a) The term "Holder" or "Holders" shall mean (i) Purchaser and (ii) any other person holding or having the right to acquire Registrable Securities to whom these registration rights have been transferred pursuant to Subsection 2.7 hereof.

               (b) The terms "register," "registered," and "registration" refer to a registration effected by filing with the Securities and Exchange Commission (the "SEC") a registration statement (the "Registration Statement") in compliance with the Securities Act of 1933, as amended (the "1933 Act") and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

               (c) The term "Registrable Securities" means (i) the shares of Common Stock of the Company issued upon conversion of the Shares (the "Conversion Shares") in accordance with the Certificate of Designation and
(ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Conversion Shares; PROVIDED, HOWEVER, that Registrable Securities shall cease to be Registrable Securities when they may be sold pursuant to Rule 144 under the 1933 Act. In the event of any recapitalization by the Company, whether by stock split, reverse stock split, stock dividend or the like, the number of shares of Registrable Securities shall be proportionately increased or decreased.

          2.2  REGISTRATION.

               (a) REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities for its own account, other than a registration relating solely to employee benefit plans or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, the Company will:

                    (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and


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                    (ii) include in such registration (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 calendar days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Subsection 2.2(b) below.

               (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Subsection 2.2(a)(i). In such event the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company and any other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Subsection 2.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting subject to the terms of this paragraph. The Company shall so advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated in the following manner: shares, other than Registrable Securities and other securities carrying registration rights, requested to be included in such registration by stockholders shall be excluded and if a limitation on the number of shares is still required, the number of securities that may be included shall first be allocated among the holders of piggyback registration rights having priority over those set forth herein, if any, in proportion, as nearly as practicable, to the respective amounts of such securities held by such holders and then shall be allocated among the Holders and holders of securities having PARI PASSU registration rights, if any, in proportion, as nearly as possible, to the respective amounts of such securities held by each such holder, in each case at the time of filing the Registration Statement. In the event of any underwriter cutback, if any selling stockholder which is a Holder of Registrable Securities is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder", and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder", as defined in this sentence. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.


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          2.3  EXPENSES OF REGISTRATION.  All expenses incurred in connection with a registration effected pursuant to Subsection 2.2, including without limitation all registration, filing, and qualification fees (including blue sky fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for the Company and, if there are more than two (2) participating Holders, of one special counsel for the participating Holders, and expenses of any special audits incidental to or required by such registration (collectively, "Registration Expenses"), shall be borne by the Company; PROVIDED, HOWEVER, that the term Registration Expenses shall not include, and in no event will the Company be obligated to pay, stock transfer taxes or underwriters' discounts or commissions relating to Registrable Securities.

          2.4  OBLIGATIONS OF THE COMPANY.  Whenever required under this
Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its diligent best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or until the Holder or Holders have completed the distribution relating thereto.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered


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under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          2.5  INDEMNIFICATION.

               (a) The Company will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities, each of such Holder's officers, directors, partners and agents, and each person controlling such Holder, with respect to any registration, qualification, or compliance effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages, and liabilities (or actions in respect thereto) to which they may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act"), or other federal or state law (including common law) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification, or compliance, and will reimburse, as incurred, each such Holder, each such underwriter, and each such director, officer, partner, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense, arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an


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instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

               (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in such registration, qualification, or compliance, indemnify the Company, each of its directors, and each officer who signs a Registration Statement in connection therewith, and each person controlling the Company, each underwriter, if any, and each person who controls any underwriter, of the Company's securities covered by such a Registration Statement, and each other Holder, each of such other Holder's officers, partners, directors and agents and each person controlling such other Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Company, each such underwriter, each such other Holder, and each such director, officer, partner, and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular, or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. In no event will any Holder be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution obligations on the part of such Holder greater than such Holder's obligations under this Subsection 2.5.

               (c) Each party entitled to indemnification under this Subsection 2.5 (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be reasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent


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of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability in respect to such claim or litigation.

          2.6 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Section 2.

          2.7  TRANSFER OF REGISTRATION RIGHTS.  The rights contained in this
Section 2 to cause the Company to register the Registrable Securities, may be assigned or otherwise conveyed to any affiliate (as such term is defined in Rule 405 under the 1933 Act) of Purchaser who is a transferee or assignee of Registrable Securities, who shall be considered a "Holder" for purposes of this Section 2, provided that the Company is given written notice by Purchaser, at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

          2.8 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          2.9 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the 1933 Act ("Rule 144") or any similar or analogous rule promulgated under the 1933 Act, as long as Registrable Securities are outstanding;

               (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the 1933 Act and 1934 Act;

               (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the 1934 Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration or pursuant to a registration on Form S-3.


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               (d)  Take all such action (including without limitation the furnishing of the information described in Rule 144(d)(4)) as may be necessary or helpful to facilitate a sale of Registrable Securities by a Holder to a "qualified institutional buyer," as such term is defined in Rule 144A of the 1933 Act.

          2.10 "MARKET STAND-OFF" AGREEMENT. Purchaser hereby agrees that during the ninety (90)-day period following the effective date of a registration statement of the Company filed under the 1933 Act, it shall not, to the extent requested by the Company or any underwriter, sell or otherwise transfer or dispose of any Common Stock of the Company held by it at any time during such period (except Common Stock included in such registration); PROVIDED, HOWEVER, that:

               (a) Such agreement shall be applicable only to registration statements of the Company which cover Common Stock (or other securities) to be sold on its behalf to the public;

               (b) Such Agreement shall be applicable only if Purchaser holds at least one percent (1%) of the Common Stock of the Company then outstanding; and

               (c) All officers and directors of the Company enter into similar agreements.

     The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such period. The agreement of the Purchaser set forth in this Section 2.10 shall lapse three (3) years after the Second Closing provided that Purchaser is not at such time an affiliate of the Company (as defined in Rule 405 under the 1933
Act), in which case such restrictions shall lapse at such time as Purchaser ceases to be an affiliate.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          Except as otherwise set forth on the Schedule of Exceptions which is attached hereto as Exhibit B and which shall contain section numbers specifically corresponding to the section numbers in this Agreement, the Company hereby represents and warrants to Purchaser as follows:

          3.1 ORGANIZATION AND STANDING; ARTICLES AND BYLAWS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified as a foreign corporation to do business in each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires such qualification, except where any statutory fines or penalties or any corporate disability imposed for the failure to

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qualify would not materially or adversely affect the Company, its assets, financial condition or operations.

          3.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all the Company's obligations hereunder and thereunder, and for the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to each of the First Closing and the Second Closing, respectively. This Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

          3.3 VALIDITY OF SHARES AND CONVERSION SHARES. The sale of the Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been waived and, when issued, sold and delivered in compliance with the provisions of this Agreement and the Certificate of Designation, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; PROVIDED, HOWEVER, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws and the Shares may be subject to additional restrictions on transfer, in each case as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

          3.4 OFFERING. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 4.3 hereof on the date hereof and on each of the First Closing Date and Second Closing Date, the offer, issue, and sale of the Initial Shares and the Additional Shares are and will be exempt from the registration and prospectus delivery requirements of the 1933 Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

          3.5 FULL DISCLOSURE. The Company has furnished to Purchaser the following documents, and the Company warrants that the information contained in such documents, as of their respective dates (or if amended, as of the date of such amendment), did not contain any untrue statement of a material fact, and did not omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement was made, not misleading:

               (a) The Company's annual report on Form 10-K as amended by Form 10-K/A for the fiscal year ended December 31, 1996; the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1997; and the Company's Current Report on Form 8-K dated June 12, 1997.


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               (b)  All other documents subsequently filed by the Company with the SEC pursuant to the reporting requirements of the 1934 Act.

          3.6 VOTING ARRANGEMENTS. To the best of the Company's knowledge, there are no outstanding stockholder agreements, voting trusts, proxies or other arrangements or understandings among the stockholders of the Company relating to the voting of their respective shares.

          3.7 NO CONFLICT; NO VIOLATION. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby will not (a) conflict with any provisions of the Amended and Restated Certificate of Incorporation or Bylaws of the Company, in each case as amended to date; (b) result in any violation of or default or loss of a benefit under, or permit the acceleration of any obligation under (in each case, upon the giving of notice, the passage of time, or both) any mortgage, indenture, lease, agreement or other instrument, permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to the Company or its properties.

          3.8 CONSENTS AND APPROVALS. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby have been obtained, or will be effective at the First Closing or the Second Closing, as applicable, except for notices required or permitted to be filed with certain state and federal securities commissions after the First Closing or the Second Closing, as the case may be; which notices will be filed on a timely basis.

          3.9 ABSENCE OF CERTAIN DEVELOPMENTS. Since June 30, 1997, the Company has not (a) incurred or become subject to any material liabilities (absolute or contingent) except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, consistent with past practices; (b) mortgaged, pledged or subjected to lien, charge or any other encumbrance any of its assets, tangible or intangible; (c) sold, assigned or transferred any of its assets or canceled any debts or obligations except in the ordinary course of business, consistent with past practices; (d) suffered any extraordinary losses, or waived any rights of substantial value; (e) entered into any material transaction other than in the ordinary course of business, consistent with past practices; or (f) otherwise had any material change in its condition, financial or otherwise, except for changes in the ordinary course of business, consistent with past practices, none of which individually or in the aggregate has been materially adverse.


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     4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

          Purchaser hereby represents and warrants to the Company as follows:

          4.1 LEGAL POWER. It has the requisite legal power to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

          4.2 DUE EXECUTION. This Agreement has been duly authorized, executed and delivered by it, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of it.

          4.3  INVESTMENT REPRESENTATIONS.

               (a) It is acquiring the Shares, and intends to acquire the Conversion Shares, for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act.

               (b) It understands that (i) the Shares have not been and, when issued, the Conversion Shares will not be, registered under the 1933 Act by reason of a specific exemption therefrom, that they must be held by it indefinitely, and that it must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration; (ii) each certificate representing the Shares and the Conversion Shares will be endorsed with the following legend:

               "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) PURSUANT TO SEC RULE 144 OR (B) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR (C) THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT."

                    (iii) certificate representing the Shares also will be endorsed with the following legend:

               THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR


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          HYPOTHECATED UNLESS THE TRANSFEREE IS AN AFFILIATE OF THE HOLDER
          WITHIN THE MEANING OF RULE 144 UNDER THE 1933 ACT;

and (iv) the Company will instruct any transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied.

          Purchaser shall have the right to demand removal of the foregoing legend with respect to any or all of the Shares if, in the opinion of counsel to the Company, removal of such legend is permitted by the rules and regulations of the SEC.

               (c) It has been furnished with such materials and has been given access to such information relating to the Company as it or its qualified representative has requested and it has been afforded the opportunity to ask questions regarding the Company and the Shares, all as it has found necessary to make an informed investment decision.

               (d) It is an "accredited investor" within the meaning of Regulation D under the 1933 Act.

               (e) It was not formed for the specific purpose of acquiring the Shares or the Conversion Shares offered hereunder.

     5.   CONDITIONS TO FIRST CLOSING.

          5.1 CONDITIONS TO OBLIGATIONS OF PURCHASER. Purchaser's obligation to purchase the Initial Shares at the First Closing is subject to the fulfillment, at or prior to the First Closing, of all of the following conditions, any of which may be waived by Purchaser:

               (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in
Section 3 hereof shall be true and correct in all material respects on the date of the First Closing with the same force and effect as if they had been made on and as of said date; the business and assets of the Company shall not have been adversely affected in any material way prior to the First Closing; and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the First Closing.

               (b) OPINION OF THE COMPANY'S COUNSEL. Purchaser shall have received from Cooley Godward LLP, counsel to the Company, an opinion letter substantially in the form attached hereto as Exhibit C, addressed to it, dated the date of the First Closing.

               (c) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the First Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser and its special counsel, and Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

               (d) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Initial Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the First Closing. No stop order or other order enjoining the sale of the Initial Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the First Closing, the sale and issuance of the Initial Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

               (e) COMPLIANCE CERTIFICATE. The Company shall have delivered to Purchaser a Certificate, executed by the President of the Company, dated the date of the First Closing, certifying to the fulfillment of the conditions specified in subparagraphs (a) and (d) of this Subsection 5.1.

          5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Initial Shares at the First Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the First Closing, of the following conditions, any of which may be waived by the
Company:

               (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchaser in Section 4 hereof shall be true and correct at the date of the First Closing, with the same force and effect as if they had been made on and as of said date.

               (b) PERFORMANCE OF OBLIGATIONS. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the First Closing.

               (c) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Initial Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the First Closing. No stop order or other order enjoining the sale of the Initial Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the First Closing, the sale and issuance of the Initial Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

     6.   CONDITIONS TO SECOND CLOSING.

          6.1 CONDITIONS TO OBLIGATIONS OF PURCHASER. Purchaser's obligation to purchase the Additional Shares at the Second Closing is subject to the fulfillment, at or prior to the Second Closing, of all of the following conditions, any of which may be waived by Purchaser:

               (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in
Section 3 hereof shall be true and correct in all material respects on the date of the Second Closing with the same force and effect as if they had been made on and as of said date; the business and assets of the Company shall not have been adversely affected in any material way prior to the Second Closing; and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Second Closing.

               (b) OPINION OF THE COMPANY'S COUNSEL. Purchaser shall have received from Cooley Godward LLP, counsel to the Company, an opinion letter substantially in the form attached hereto as Exhibit C, addressed to it, dated the date of the Second Closing.

               (c) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Second Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser and its special counsel, and Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

               (d) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Additional Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Second Closing. No stop order or other order enjoining the sale of the Additional Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the Second Closing, the sale and issuance of the Additional Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

               (e) COMPLIANCE CERTIFICATE. The Company shall have delivered to Purchaser a Certificate, executed by the President of the Company, dated the date of the Second Closing, certifying to the fulfillment of the conditions specified in subparagraphs (a) and (d) of this Subsection 6.1.

          6.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Additional Shares at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Second Closing, of the following conditions, any of which may be waived by the
Company:

               (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchaser in Section 4 hereof shall be true and correct at the date of the Second Closing, with the same force and effect as if they had been made on and as of said date.

               (b) PERFORMANCE OF OBLIGATIONS. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Second Closing.

               (c) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Additional Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Second Closing. No stop order or other order enjoining the sale of the Additional Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Second Closing, the sale and issuance of the Additional Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

     7.   COVENANT

          Each of the Company and Purchaser agree that, prior to any conversion of the Preferred Stock in accordance with the Certificate of Designation, it shall have observed, if applicable, the pre-merger notification and waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     8.   MISCELLANEOUS.

          8.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

          8.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument.

          8.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

          8.4 ENTIRE AGREEMENT. This Agreement, the Exhibits hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

          8.5 SEPARABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          8.6 AMENDMENT AND WAIVER. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the holders of not less than a majority-in-interest of the aggregate of outstanding Initial Shares and Additional Shares. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Purchaser, each future holder of the Initial Shares and the Additional Shares, and the Company. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the record holders of the Initial Shares and the Additional Shares who have not previously consented thereto in writing, if any.

          8.7 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to Purchaser or any subsequent holder of any Initial Shares or Additional Shares upon any breach, default or noncompliance of the Company under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on Purchaser's part of any breach, default or noncompliance under this Agreement or any waiver on Purchaser's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement, by law, or otherwise afforded to Purchaser, shall be cumulative and not alternative.

          8.8 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery, (b) on report of successful transmission by facsimile machine that automatically generates a printed diagnostic report, indicating whether transmission was completed successfully, at the conclusion of each transmission, (c) on the first business day after receipted delivery to a courier service which guarantees next business-day delivery, under circumstances in which such guaranty is applicable, or (d) on the earlier of delivery or five (5) business days after mailing by United States certified by mail, postage and fees prepaid, to the appropriate party at the address set forth below or to such other address as the part so notifies the other in writing:

               (a)  if to the Company, to:

                    COCENSYS, INC.
                    201 Technology Drive
                    Irvine, CA 92718
                    Attention: President and Chief Executive Officer

                    with a copy to:

                    COOLEY GODWARD LLP
                    5 Palo Alto Square
                    4th Floor
                    Palo Alto, CA 94306-2155
                    Attention: Alan C. Mendelson, Esq.

               (b)  if to Purchaser, to:

                    WARNER-LAMBERT COMPANY

                    201 Tabor Road
                    Morris Plains, NJ 07950
                    Attention: Vice President and General Counsel

          Notwithstanding the foregoing, all notices and other communications to an address outside of the United States shall be sent by telecopy and confirmed in writing to be sent by first class mail.

          8.9  FINDER'S FEES.

               (a) The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold Purchaser harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm

(and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its employees or representatives is responsible.

               (b) Purchaser (iii) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (iv) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser or any of its employees or representatives are responsible.

          8.10 FEES AND EXPENSES. The Company agrees to pay all fees, costs and expenses relating to this Agreement and the transactions contemplated hereby. If legal action is brought by, or on behalf of, Purchaser to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its attorneys' fees and legal costs in connection therewith.

          8.11 INFORMATION CONFIDENTIAL. Purchaser acknowledges that the information received by it pursuant hereto is confidential and for Purchaser's use only, and it will refrain from using such information or reproducing, disclosing, or disseminating such information to any other person (other than its employees, affiliates, agents, or partners having a need to know the contents of such information and its attorneys, in each case who agree to be bound by this Section 7.11), except in connection with the exercise of rights under this Agreement, unless such information is available to the public generally or it is required by a governmental body to disclose such information.

          8.12 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          8.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

               The foregoing Agreement is hereby executed as of the date first above written.

COCENSYS, INC.                         WARNER-LAMBERT COMPANY

201 Technology Drive                   201 Tabor Road
Irvine, CA 92718                       Morris Plains, NJ 07950

By: /s/                                By: /s/
   --------------------------------       -------------------------------------
    F. Richard Nichol, Ph.D.               Name:  Ronald M. Cresswell, Ph.D.
    President and Chief                    Title: Vice President and Chairman,
    Executive Officer                      Parke-Davis Pharmaceutical Research
                                           Division, Warner-Lambert Company

                                     EXHIBIT A

                             CERTIFICATE OF DESIGNATION

                                 [filed separately]

                                     EXHIBIT B

                               SCHEDULE OF EXCEPTIONS

     3.9 On October 9, 1997, the Company sold its Pharmaceutical Sales and Marketing Division to Watson Laboratories, Inc., a wholly owned subsidiary of Watson Pharmaceuticals, Inc. The Company received $6 million upon the closing of the transaction, and may receive up to an additional $3 million, contingent upon the occurrence of certain events.

                                     EXHIBIT C

                                  FORM OF OPINION

October __, 1997



Warner-Lambert Company
201 Tabor Road
Morris Plains, NJ  07950

RE:   SALE AND PURCHASE OF COCENSYS, INC. SERIES D CONVERTIBLE PREFERRED STOCK

Gentlemen:

We have acted as counsel for CoCensys, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale of ____________ shares of the Company's Series D Convertible Preferred Stock to Warner-Lambert Company, a Delaware corporation ("Purchaser"), pursuant to the terms of that certain Series D Convertible Preferred Stock Purchase Agreement, dated October __, 1997, by and between the Company and Purchaser (the "Agreement"). The shares of Series D Convertible Preferred Stock issued to Purchaser at the closing (the "Closing") are referred to herein as the "Shares". We are rendering this opinion pursuant to Section [5][6].1(b) of the Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the parties thereto and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company covering such matters, and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed: the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents where authorization, execution and delivery are prerequisites to the effectiveness of such documents (except the due authorization, execution and delivery of the Agreement by the Company). We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Agreement; that the Agreement is an obligation binding upon you; if you are a corporation or other entity, that you have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Agreement that would modify or interpret the terms of the Agreement or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America and the laws of the State of California and the General Corporation Law of the State of Delaware. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with (a) any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof or (b) federal antitrust laws.

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

          1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

          2. The Company has the requisite corporate power to own or lease its property and assets and to conduct its business as it is currently being conducted and, to the best of our knowledge, is qualified as a foreign corporation to do business in each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires such qualification and where any statutory fines or penalties or any corporate disability imposed for the failure to qualify would materially or adversely affect the Company, its assets, financial condition or operations.

          3. The Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity under Section 3.5 of the Agreement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

          4. The Shares have been duly authorized and, upon issuance and delivery in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable.

          5. The issuance and sale of the Shares as contemplated by the Agreement does not violate any provision of the Company's Amended and Restated Certificate of Incorporation or Bylaws and does not violate or contravene (a) any governmental statute, rule or regulation applicable to the Company or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware, the violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations.

          6. All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with any regulatory authority or governmental body in the United States required for the issuance and sale of the Shares as contemplated by the Agreement, have been made or obtained.

          7. The issuance and sale of the Shares as contemplated by the Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended.

This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

Very truly yours,

COOLEY GODWARD LLP


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